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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2001


                        COMMISSION FILE NUMBER: 000-21729


                               THE viaLINK COMPANY
                         (Name of Issuer in its Charter)

                DELAWARE                            73-1247666
       (State of Other Jurisdiction              (I.R.S. Employer
       Incorporation or Organization)           Identification No.)

         13155 NOEL ROAD, SUITE 800
                DALLAS, TEXAS                         75240
   (Address of Principal Executive Offices)         (Zip Code)



                   COMPANY'S TELEPHONE NUMBER: (972) 934-5500


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ITEM 5.  OTHER EVENTS.

Form of warrant to be issued under Registration Statement No. 333-64750.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1 Form of warrant to be issued under Registration Statement No. 333-64750.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE VIALINK COMPANY
                                                  (Registrant)


                                         By:      /s/ William P. Creasman
                                             ---------------------------------
                                                     William P. Creasman
                                                  Chief Financial Officer

Date: October 10, 2001


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                                  EXHIBIT INDEX


              EXHIBIT
              NUMBER                       DESCRIPTION
              -------    -------------------------------------------
               99.1      - Form of warrant to be issued under
                           Registration Statement No. 333-64750.



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